EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Sanjay Mehrotra, Chief Executive Officer of SanDisk Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report on Form 10-Q of SanDisk Corporation for the quarter ended September 27, 2015 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of SanDisk Corporation.

Date:	October 30, 2015	/s/ Sanjay Mehrotra
Sanjay Mehrotra
President and Chief Executive Officer and Director (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to SanDisk Corporation and will be retained by SanDisk Corporation and furnished to the Securities and Exchange Commission or its staff upon request.